UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2024

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On September 15, 2024, Sterling Bancorp, Inc. (the “Company” or “Sterling”) entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, Sterling Bank and Trust, F.S.B. (the “Bank”) and EverBank Financial Corp, a Delaware corporation (“EverBank”).

The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, EverBank will acquire all of the issued and outstanding shares of capital stock of the Bank from the Company for a fixed purchase price of $261,000,000 to be paid to the Company. Following the completion of the sale of the Bank’s capital stock to EverBank (the “Transaction”), EverBank will cause the Bank to merge with and into EverBank, National Association, the bank subsidiary of EverBank, with EverBank, National Association as the surviving bank and, following the bank merger, the separate corporate existence of the Bank will cease (the “Merger”). The Purchase Agreement was unanimously approved and adopted by the board of directors of the Company (the “Board”). The Company plans to hold a special meeting of stockholders (the “Special Meeting”) to seek approval of the Purchase Agreement and the transactions contemplated therein and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission (the “SEC”).

The Purchase Agreement contains customary representations and warranties from both Sterling and EverBank, and Sterling has agreed to customary covenants, including, among others, (1) covenants relating to the conduct of its business during the interim period between the execution of the Purchase Agreement and the date on which the closing of the transactions contemplated thereby takes place (the “Closing Date”), (2) its obligation to call a meeting of its shareholders to approve the Purchase Agreement, and, subject to certain exceptions, to recommend that its shareholders approve the Purchase Agreement and the Transaction, and (3) its non-solicitation obligations relating to alternative acquisition proposals.

The closing of the Transaction is subject to customary conditions, including, among others, (1) the approval of the Purchase Agreement, the Transaction and the Plan of Dissolution (as defined below) by the affirmative vote of a majority of all the votes entitled to be cast on such matter by holders of Sterling’s common stock (the “Shareholder Approval”), (2) the absence of any law, statute, rule, regulation, executive order, decree, ruling, injunction (whether temporary, preliminary or permanent) or other order which has the effect of restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Transaction, and (3) the receipt of the regulatory approvals with respect to the Purchase Agreement, the Transaction and the Merger by the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency and certain other governmental entities as required and the expiration or termination of the applicable waiting periods without the imposition of any materially burdensome condition (the “Regulatory Approvals”). In addition, EverBank’s obligation to complete the Transaction is also subject to the following conditions: (i) the sale by the Bank of its portfolio of residential tenant-in-common loans to an affiliate of Bayview Asset Management and receipt by the Bank of the purchase price specified in such agreement and (ii) the average daily closing balance of the Bank’s deposits (excluding brokered deposits) for the monthly period ending on the last day of the month before closing is not less than 85% of the average daily closing balance of such deposits for the monthly period ending on July 31, 2024. Each party’s obligation to complete the Transaction is also subject to certain additional conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (b) performance in all material respects by the other party of its obligations under the Purchase Agreement and the Transaction.

The Purchase Agreement provides certain termination rights for both the Company and EverBank, such as termination by mutual consent, if regulatory approvals are denied or if the closing has not occurred on or before June 30, 2025. The Purchase Agreement further provides that a termination fee of $9,135,000 will be payable by the Company to EverBank upon termination of the Purchase Agreement under certain circumstances, including if the Company terminates the Purchase Agreement to accept a superior proposal or if EverBank terminates the Purchase Agreement after the Board changes its recommendation for shareholders to vote in favor of the Purchase Agreement.

The Purchase Agreement also provides for indemnification by both the Company and EverBank. The Company agrees to indemnify EverBank from all losses relating to or arising out of or resulting from breaches of any covenant or agreement by the Company or the Bank contained in the Purchase Agreement and any transaction expenses, shareholder claims and any other liabilities, obligations and commitments arising as a result of the Company being a publicly traded company or being subject to the Plea Agreement with the U.S. Department of Justice and the Plan of Dissolution. The Company will not be liable to EverBank for any losses for any individual claim less than $50,000 or any losses unless such losses exceed an aggregate amount equal to $2,610,000.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Purchase Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Sterling’s public disclosures. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any factual information regarding Sterling or EverBank, their respective affiliates or their respective businesses. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Sterling, EverBank, their respective affiliates or their respective businesses and the Purchase Agreement that will be contained in, or incorporated by reference into, the proxy statement on Schedule 14A to be filed by Sterling, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that Sterling makes with the SEC.

Voting Agreements

As a condition for EverBank to enter into the Purchase Agreement, trustees for K.I.S.S. Dynasty Trust No. 9 and K.I.S.S. Bank Stock Trust, representing in the aggregate approximately 38% of the outstanding common stock of the Company, have each entered into a Voting and Support Agreement (the “Voting Agreements”) with EverBank and the Company. The Voting Agreements are substantially similar in most respects and require, among other things, that the shareholder that is party thereto vote its shares in favor of the Transaction, the Purchase Agreement and the Plan of Dissolution and against (A) any action or agreement that would reasonably be expected to result in a breach of the Purchase Agreement, (B) any alternate acquisition proposal received from a third party and (C) any other action, agreement or proposal reasonably expected to delay, postpone or adversely affect consummation of the Transaction and the other transactions contemplated by the Purchase Agreement or the Plan of Dissolution. Each Voting Agreement also contains provisions in which the shareholder that is a party thereto agrees not to take certain legal actions that would have the effect of preventing the completion of the Transaction or the dissolution of the Company pursuant to the Plan of Dissolution.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Mortgage Loan Purchase Agreement

Simultaneously with the execution of the Purchase Agreement, the Bank entered into a definitive Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”) with Bayview Acquisitions LLC, a Delaware limited liability company (“Bayview”). The Mortgage Loan Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Bayview will purchase all of the Bank’s residential tenant-in-common mortgage loans, which had an aggregate principal balance of $372,880,890 as of June 30, 2024. The Mortgage Loan Purchase Agreement was unanimously approved and adopted by the board of directors of the Bank and by the Company, as the sole shareholder of the Bank. The Mortgage Loan Purchase Agreement contains customary representations and warranties from both the Bank and Bayview, and the Bank and Bayview have agreed to customary covenants.

The Bank’s obligation to consummate the sale contemplated by the Mortgage Loan Purchase Agreement is subject to certain conditions, including the receipt by the Bank of evidence that the Shareholder Approval and the Regulatory Approvals have been obtained. Each party’s obligation to consummate the Mortgage Loan Purchase Agreement is also subject to certain additional conditions, including (a) the absence of any order, decree, injunction, statute, rule or regulation that enjoins or prohibits the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, (b) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (c) performance in all material respects by the other party of its obligations under the Mortgage Loan Purchase Agreement.

The foregoing description of the Mortgage Loan Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Mortgage Loan Purchase Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 8.01. Other Events

On September 15, 2024, the Board unanimously approved a plan of dissolution (the “Plan of Dissolution”), which provides for the dissolution of the Company under Michigan law, subject to the approval of the Company’s shareholders. The Company plans to seek shareholder approval and adoption of the Plan of Dissolution at the Special Meeting. If the Plan of Dissolution is approved by the Company’s shareholders, the Company intends to file a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs and distribute all remaining assets, expected to be all cash, to its shareholders according to their respective rights and interests, with the final distribution subject to first completing the wind down of the Company and paying or providing for the Company’s creditors and existing and reasonably foreseeable debts, liabilities, and obligations in accordance with Michigan law and the Plan of Dissolution.

The foregoing description of the Plan of Dissolution does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Dissolution, which is attached hereto as Exhibit 2.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
2.1	Stock Purchase Agreement, dated as of September 15, 2024, by and among Sterling Bancorp, Inc., Sterling Bank and Trust, F.S.B. and EverBank Financial Corp
2.2	Mortgage Loan Purchase Agreement, dated as of September 15, 2024, by and between Sterling Bank and Trust, F.S.B. and Bayview Acquisitions LLC
2.3	Plan of Dissolution, as approved by the board of directors of Sterling Bancorp, Inc. on September 15, 2024
10.1	Voting and Support Agreement, dated as of September 15, 2024, by and among EverBank Financial Corp, Sterling Bancorp, Inc., and K.I.S.S. Dynasty Trust No. 9
10.2	Voting and Support Agreement, dated as of September 15, 2024, by and among EverBank Financial Corp, Sterling Bancorp, Inc., and K.I.S.S. Bank Stock Trust
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Current Report primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Current Report and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed transactions, Sterling intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A.

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF STERLING ARE URGED TO READ, WHEN AVAILABLE, ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING STERLING’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STERLING AND THE PROPOSED TRANSACTIONS.

Investors and shareholders of Sterling will be able to obtain a free copy of the proxy statement as well as other relevant documents filed with the SEC without charge at the SEC’s website (http://www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to One Towne Square, Suite 1900, Southfield, Michigan 48076, Attn: Shareholder Relations Department, (248) 355-2400.

Participants in the Solicitation

Sterling and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions under the rules of the SEC. Information regarding Sterling’s directors and executive officers is available in the proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the solicitation of proxies in respect of the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: September 17, 2024